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                                                                    Exhibit 21.1

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SUBSIDIARIES                                                     JURISDICTION
------------                                                     ------------
AmeriPath Florida, Inc.                                          Florida
 d/b/a  American Laboratory Associates
        Derrick and Associates Pathology
        D & P Pathology
        Florida Pathology Associates
        Gulf Coast Pathology Associates
        Drs. Seidenstein, Levine and Associates
        Center for Advanced Diagnostics
        Indian River Pathology
        South Florida Pathology
        Bay Area Dermatopathology
        Bay Area Pathology
        Drs. Seidenstein, Levine & Associates, a division of
             AmeriPath  Florida, Inc.
        Gulf Coast Pathology Associates, a division of
             AmeriPath Florida, Inc.
        Derrick and Associates Pathology, a division of
             AmeriPath Florida, Inc.
        Florida Pathology Associates, a division of
             AmeriPath Florida, Inc.

South Florida Pathology Associates, Inc.                         Florida

Hialeah Pathology Associates, Inc.                               Florida

AmeriPath Marketing USA, Inc.                                    Florida

MedGenetics Diagnostics Laboratories, Inc.,                      Florida

Orange Park Pathology Laboratory Consultants, Inc.,
Zoo Eung Kim, M.D.                                               Florida

AmeriPath Alabama, Inc.                                          Alabama
 d/b/a  SkinPath

Shoals Pathology Associates, Inc.                                Alabama

AmeriPath Kentucky, Inc.                                         Kentucky
 d/b/a   Pathology Associates

AmeriPath Mississippi, Inc.                                      Mississippi
 d/b/a  Sturgis, Henderson & Proctor Pathology Laboratory

R.M.C. Pathology Associates, Inc.                                Missouri

AmeriPath Indiana, Inc.                                          Indiana
 d/ b/a Colab, Inc.

AmeriPath Indianapolis, LLC*                                     Indiana
 d/ b/a Colab, Inc.

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
AmeriPath New York, Inc.                                                   Delaware
  d/b/a   East End Laboratories
          Ackerman Academy of Dermatopathology

A.Bernard Ackerman, M.D. Dermatopathology, P.C.***                         New York

AmeriPath North Carolina, Inc.                                             North Carolina

AmeriPath Consulting Pathology Services, P.A.***                           North Carolina

Kilpatrick Pathology, P.A. ***                                             North Carolina

AmeriPath Ohio, Inc.                                                       Delaware

AmeriPath Cincinnati, Inc. *                                               Ohio
  d/b/a   Richfield Laboratory of Dermatopathology

AmeriPath Cleveland, Inc. *                                                Ohio
  d/b/a   Cutaneous Pathology and Immunofluorescence Laboratory
          C.P.I. Lab
          CPI
          Pathology Consultants of Cleveland

AmeriPath PCC, Inc. *                                                      Ohio
  d/b/a   Pathology Consultants of Cleveland

AmeriPath Youngstown, Inc. *                                               Ohio

AmeriPath Youngstown Labs, Inc.                                            Ohio

AmeriPath Pennsylvania, Inc.                                               Pennsylvania
  d/b/a   The Dermatopathology Laboratory
          TDL

AmeriPath Pittsburgh, P.C. ***                                             Pennsylvania
  d/b/a   The Dermatopathology Laboratory
          TDL

AmeriPath Philadelphia, Inc.                                               New Jersey

Consulting Pathologists of Pennsylvania, P.C. ***                          Pennsylvania

AmeriPath Texas, L.P.                                                      Texas

AmeriPath 5.01(a) Corporation**                                            Texas
  d/b/a   Cockerell and Associates Dermatopathology Laboratories
          Freeman-Cockerell Laboratories

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
DFW 5.01(a) Corporation**                                        Texas
  d/b/a   AmeriPath-Dallas
          Arlington-Mansfield Pathology Associates
          Dallas Pathology Associates
          Plano Pathology Associates
          Unipath

AmeriPath San Antonio 5.01(a) Corporation**                      Texas
  d/b/a   Severance & Associates

AmeriPath Lubbock 5.01(a) Corporation**                          Texas

AmeriPath Texarkana 5.01(a) Corporation** / ****                 Texas

Arlington Pathology Association 5.01(a) Corporation***           Texas

Simpson Pathology 5.01(a) Corporation***                         Texas

Pathology Affiliated Services, Inc.                              Texas

AmeriPath PAT, Inc.                                              Texas

Arlington Pathologists Associates, P.A. *** / ****               Texas

Chappell-Joyce Pathology Association, P.A. ***                   Texas

AmeriPath, Wisconsin, Inc.                                       Wisconsin

AmeriPath Milwaukee, S.C. ***                                    Wisconsin

Ocmulgee Medical Pathology Association, Inc.                     Georgia

AmeriPath Carrollton, Inc. ****                                  Georgia

AmeriPath Michigan, Inc.                                         Michigan

J.J. Humes, M.D. and Associates/AmeriPath, P.C. ***              Michigan

Pathology Consultants of America, Inc                            Tennessee
  d/b/a   Inform DX

PCA of Denver, Inc.                                              Tennessee

PCA of Memphis, Inc.                                             Tennessee

PCA of Columbus, Inc.                                            Tennessee

PCA of Los Gatos, Inc.                                           Tennessee

Ben F. Martin, M.D., F.C.A.P., Inc.                              Mississippi

John H. Parker, Jr., M.D., F.C.A.P., Inc.                        Mississippi

CPA I, Inc.                                                      Tennessee

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
CPA II, Inc.                                             Tennessee

PCA/APR Acquisition Corporation                          Tennessee

California Pathology Consultants of America, Inc.        Tennessee

Georgia Pathology Consultants of America, Inc.           Tennessee

PCA of Nashville, Inc.                                   Tennessee

PCA Southeast II, Inc.                                   Tennessee

PCA of St. Louis II, Inc.                                Tennessee

PathSOURCE, Inc.                                         Delaware

PathSOURCE New England, Inc.                             Delaware

Dermpath, Inc.                                           Delaware

TID Acquisition Corporation                              Delaware

Institute for Dermatopathology, P.C.***                  Pennsylvania

AmeriPath, LLC                                           Delaware

API No.2, LLC                                            Delaware

Anatomic Pathology Services, Inc.                        Oklahoma

Diagnostic Pathology Management Services, Inc.           Oklahoma

Tulsa Diagnostics, P.C.***                               Oklahoma

Diagnostic Pathology Services, P.C.***                   Oklahoma

AmeriPath Virginia, Inc. ****                            Virginia

Columbus Pathology Associates                            Mississippi
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_____________________________________________________________
*The record holder is a trust of which AmeriPath, Inc. is the grantor and the sole beneficiary.
**Non-Profit Corporation of which AmeriPath, Inc. is the sole member.
***These entities are controlled through a nominee stock agreement.
**** These entities are currently inactive.